SCHEDULE OF OPERATING LEASE RELATED ASSETS AND LIABILITIES (Details) - USD ($) $ in Thousands	May 31, 2024	May 31, 2023
Right-of-use Assets
Operating lease, right-of-use asset, net	$ 1,056	$ 1,117
Total right-of-use asset	1,056	1,117
Operating lease liabilities	111	54
Total Operating lease liabilities	111	54
Operating lease liabilities	1,064	1,104
Total Operating lease liabilities	1,064	1,104
Total lease liabilities	$ 1,175	$ 1,158